SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 5, 2014

PRIVILEGED WORLD TRAVEL CLUB, INC.

 (Exact Name of Registrant as Specified in its Charter)

Delaware (State or other jurisdiction of incorporation or organization)	Commission File Number 000-54732	45-5312769 (I.R.S. Employer Identification Number)

1 Blackfield Drive, Tiburon, CA 94920

(Address of Principal Executive Offices and Zip Code)

(415) 888-2478

(Issuer's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      .Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      .Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      .Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      .Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01(a) Changes in Registrant’s Certifying Accountant.

On March 5, 2014, Kenne Ruan, CPA, P.C., previously engaged as our principal accountant to audit our financial statements, notified us of its resignation. The reports of Kenne Ruan, CPA, P.C. on our financial statements for fiscal 2012 contained no adverse opinion or a disclaimer of opinion and were not modified; Further, up to and including the date of resignation, there were no disagreements between Kenne Ruan, CPA, P.C. and us on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure; however, the reports were qualified as to the uncertainty of our ability to continue as a going concern due to our lack of revenue to cover our operating costs, lack of liquidity, lack of ability to raise additional financing and our continued losses from operations.

During our two most recent fiscal years and through the date of this report on Form 8-K, there have been no reportable events as defined under Item 304(a)(1)(v) of Regulation S-K adopted by the SEC.

The decision of Kenne Ruan, CPA, P.C. to resign was unilateral and not the subject of any action taken by our Board of Directors.

We provided Kenne Ruan, CPA, P.C., with a copy of this disclosure before its filing with the SEC. We requested that Kenne Ruan, provide us with a letter addressed to the SEC stating whether or not it agrees with the above statements, and we received a letter from Kenne Ruan, stating that it does agree with the above statements. A copy of such letter, dated as of March 11, 2014 is filed as Exhibit 16.2 to this report.

Item 4.01(b) Changes in Registrant’s Certifying Accountant.

On March 10, 2014, we retained Cutler & Co., LLC, 12191 W. 64th Avenue, Ste. 205B, Arvada, CO 80004 as our new independent principal accountant to audit the Company’s financial statements. During the Company’s two most recent fiscal years to date, and subsequent interim period through the date of engagement, the Company has not retained or inquired of Cutler & Co. regarding the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the registrant's financial statements. Further, the Company received no written report or oral advice from Cutler & Co. that the Company considered in reaching a decision to retain them, nor has the Company has communicated with or had any disagreements or reportable events that concern Cutler & Co., or the Company’s interactions with its former independent auditor for the previous two most recent fiscal years to date and subsequent interim period through the date of engagement.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

Exhibit Index:

Exhibit Number	Description
EX – 16.1	Auditor Letter dated March 5, 2014
EX – 16.2	Auditor Letter dated March 11, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRIVILEGED WORLD TRAVEL CLUB, INC. (Registrant)

Date: March 11, 2014

/s/ Gregory Lykiardopoulos

Gregory Lykiardopoulos

Chief Executive Officer

(Principal Executive Officer)

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